                                                               EXHIBIT 10.20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                         SHARED SERVICES HEALTHCARE INC.

                           PRIMARY CHOICE/EQUAL VOICE

June 5, 2000

Mr. Kevin Pishkar
National Director, Outreach Business Development
Specialty Laboratories
2211 Michigan Avenue
Santa Monica, CA 90404-3900

Dear Kevin:

This letter will serve as confirmation of your company's contract award #200-17 for reference laboratory testing services. All terms and conditions will comply with the original proposal that your company submitted to SSH, Inc. The effective date of the contract will be July 1, 2000 to June 30, 2003.

Each quarter you will receive a sales report form from our accounting department for your company to utilize when reporting sales to SSH, Inc. These reports are due forty-five days after the close of each quarter, along with a check representing the [***]* administrative fee due on this contract. Our quarters are as follows: January to March, April to June, July to September and October to December. If your contract begins in the middle of a quarter, a report must be submitted for the portion of that quarter in which the contract was effective.

Please sign below indicating your acceptance of this contract, retain a copy for your files and return the original to SSH, Inc. Please notify authorized distributors, any branch offices and sales representatives that may be involved with this contract.

Within the next 90 days please call me at (800) 827-0340 to schedule a meeting to discuss strategies and implementation of this contract. I look forward to working with you and your company on this contract.

Sincerely,
/s/ JOE COLONNA
--------------------------------
Joe Colonna
Corporate VP, Purchasing Program

                                 SPECIAL LABORATORIES
                                 NAME:     /s/ KEVIN PISHKAR
                                           ------------------------------------
                                 TITLE:    Nat. Director of Business Development
                                           ------------------------------------
                                 DATE:     6/9/00
                                           ------------------------------------
                                 SIGNATURE:         /s/ KEVIN PISHKAR
                                                    ---------------------------

--------------------
         * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
              1810 Water Place-Suite 220-Atlanta, Georgia 30339
                     1.800.827.0340 - www.sharedservices.org

                         SHARED SERVICES HEALTHCARE INC.

                           PRIMARY CHOICE/EQUAL VOICE

June 2, 2000


NEW AWARD                                                                                                  #200-17

                                          CONTRACT

COMPANY:                                  SPECIALTY LABORATORIES

PRODUCT:                                  Reference Laboratory Testing Services

CONTRACT DURATION:                        July 1, 2000 to June 30, 2003

PRICE PROTECTION:                         June 30, 2003

MINIMUM:                                  None

TERMS:                                    Net 30 days

PRICING:                                  Net Fee Schedule in Contract - Available to all SSH member facilities

                                          If an SSH member facility utilizes
                                          Specialty Labs for more than [***]* of
                                          their reference lab volume, Specialty
                                          Labs will additionally discount up to
                                          [***]* high volume tests, and discount
                                          will range from an additional [***]*
                                          to [***]* from the fee schedule.

DELIVERY:                                 Shipped same day or overnight

SHIPPING:                                 F.O.B. Destination

CONTRACT PRICING:                         SPECIALTY LABORATORIES HAS EXTENDED PRICING TO ALL FACILITIES

ORDERING:                                 Specialty Laboratories
                                          2211 Michigan Avenue
                                          Santa Monica, CA 90404-3900

                                          (800) 421-7110
                                          (310) 828-6634


GROUP DESIGNATION FORM MUST BE COMPLETED TO INSURE SALES CREDIT & CONTRACT
PRICING




--------------------
         * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
              1810 Water Place-Suite 220-Atlanta, Georgia 30339
                     1.800.827.0340 - www.sharedservices.org